Exhibit 10.1


              AMENDMENT NUMBER FIVE TO LOAN AND SECURITY AGREEMENT
              ----------------------------------------------------

         This Amendment Number Five to Loan and Security Agreement (this "Amendment") is entered into as of November 16, 2005, by and among, on the one hand, ADVANCED MARKETING SERVICES, INC., a Delaware corporation ("Parent"), PUBLISHERS GROUP WEST INCORPORATED, a California corporation ("PGWI"), and PUBLISHERS GROUP INCORPORATED, a California corporation ("PGI" and collectively, jointly and severally, with PGWI, "Borrowers"), and, on the other hand, the lenders identified on the signature pages to the Agreement (as defined below) (collectively, "Lenders"), and WELLS FARGO FOOTHILL, INC., a California corporation, as the arranger and administrative agent for the Lenders (in such capacity, "Agent"), in light of the following:

     A. Borrowers and the Lender Group have previously entered into that certain Loan and Security Agreement, dated as of April 27, 2004 (as amended and modified, from time to time, the "Agreement").

     B. Borrowers and the Lender Group desire to further amend the Agreement as provided for and on the conditions herein.

         NOW, THEREFORE, Borrowers and the Lender Group hereby amend and supplement the Agreement as follows:

     1. DEFINITIONS. All initially capitalized terms used in this Amendment shall have the meanings given to them in the Agreement unless specifically defined herein.

     2.   AMENDMENTS.

          (a) Section 2.11(c) of the Agreement is hereby amended and restated in its entirety as follows:

                                    "(c) Audit, Appraisal, and Valuation
     Charges; Annual Appraisals. Audit, appraisal, and valuation fees and charges as follows (i) a fee of $850 per day, per auditor, plus out-of-pocket expenses for each collateral audit of a Borrower performed by personnel employed by Agent, which collateral audits may be performed as frequently as Agent deems necessary, provided, however that so long as no Event of Default shall have occurred and shall be continuing, Borrowers shall not be obligated to reimburse Agent for more than 3 collateral audits during any calendar year (with additional collateral audits at the Agent's expense), (ii) if implemented, a fee of $850 per day, per applicable individual, plus out of pocket expenses for the establishment of electronic collateral reporting systems, (iii) a fee of $1,500 per day per appraiser, plus out-of-pocket expenses, for each appraisal of the Collateral, or any portion thereof, performed by personnel employed by Agent, and (iv) the reasonable charges paid or incurred by Agent if it elects to employ the services of one or more third Persons to perform financial audits of Borrowers or their Subsidiaries, to establish electronic collateral reporting systems, to appraise the Collateral, or any portion thereof, or to assess Borrowers' and their Subsidiaries' business valuation. Agent shall have the right to have the Inventory reappraised by a qualified appraisal company selected by Agent: (1) except as provided in clauses (2) and (3) below, once during any year following the Closing Date for the purpose of redetermining the Net Liquidation Percentage of the Inventory portion of the Collateral and, as a result, redetermining the Borrowing Base, (2) at any time following an appraisal, the results of which are not reasonably satisfactory to Agent, and (3) at any time following the occurrence of an Event of Default which is continuing, provided, however that so long as no Event of Default shall have occurred and shall be continuing, Borrowers shall not be obligated to reimburse Agent for more than 1 reappraisal during any calendar year (with additional reappraisals at the Agent's expense)."

          (b) Section 7.18(a) of the Agreement is hereby amended and restated in its entirety as follows:

               7.18 Financial Covenants.

                    (a) Fail to maintain or achieve:

                                    (i) Minimum EBITDA. EBITDA, measured on a
          quarterly basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

          -------------------------------------------------------- ---------------------------------------------------
                            Applicable Amount                                   Applicable Period
          -------------------------------------------------------- ---------------------------------------------------
                              $2,500,000                                  For the 9 month period ending
                                                                                December 31, 2005
          -------------------------------------------------------- ---------------------------------------------------
                              $1,500,000                                  For the 12 month period ending
                                                                                March 31, 2006
          -------------------------------------------------------- ---------------------------------------------------
          The "Applicable Amount(s)" for such future periods         For the trailing 12 month period ending on the
          periods shall be determined by Agent in its sole           last day of each fiscal quarter of Administrative
          discretion based upon, among other things, the             Borrower thereafter.
          Projections to be delivered to Agent (pursuant to
          Section 6.3(c) of the Agreement) prior to the
          commencement of Parent's 2007 fiscal year.
          Within 30 days of Agent's receipt of such
          Projections, Agent shall advise Borrowers in
          writing of such future "Applicable Amount(s)".
          -------------------------------------------------------- ---------------------------------------------------

     3. LIMITED WAIVER. It has come to the Lender Group's attention that Borrowers have failed to satisfy the Minimum EBITDA covenant set forth in Section 7.18(a)(i) of the Agreement for the period ended September 30, 2005. Such failure constitutes an Event of Default under the Agreement (the "EBITDA Default"). Borrowers have requested, and the Lender Group has agreed, to waive the EBITDA Default for the prescribed period subject to the satisfaction of each of the conditions set forth in Section 7 of this Amendment. The foregoing waiver shall be limited precisely as written and shall not be deemed to be (a) an amendment, consent, waiver, or modification of any other term or condition of the Agreement, or (b) prejudice any right or remedy which the Agent or the Lenders may now or in the future have under or in connection with the Agreement.

     4. EXTENSION. Pursuant to Section 6.3(d) of the Agreement, Borrowers are required to deliver to Agent, with copies to each Lender, certain consolidated financial statements of Parent and its Subsidiaries for each fiscal year, audited by independent certified public accountants. Borrowers hereby request and Agent and the Lenders hereby agree to extend to December 31, 2005 the date that the Borrowers are required to deliver such financial statements for Parent's fiscal year ending March 31, 2004.

     5. REPRESENTATIONS AND WARRANTIES. Borrowers hereby affirm to the Lender Group all of Borrowers' representations and warranties set forth in the Agreement are true, complete and accurate in all respects as of the date hereof.

     6. NO DEFAULTS. Borrowers hereby affirm to the Lender Group that, other than the EBITDA Default, no Event of Default has occurred and is continuing as of the date hereof.

     7. CONDITIONS PRECEDENT. The effectiveness of this Amendment is expressly conditioned upon: (i) the receipt by Agent of a fully executed copy of this Amendment; and (ii) receipt by Agent of an amendment fee in the aggregate amount of $15,000, which fee may be charged to Borrowers' Loan Account pursuant to the terms of Section 2.6(d) of the Agreement.

     8. COSTS AND EXPENSES. Borrowers shall pay to Agent all of the Lender Group's out-of-pocket costs and expenses (including, without limitation, the fees and expenses of its counsel, which counsel may include any local counsel deemed necessary, search fees, filing and recording fees, documentation fees, appraisal fees, travel expenses, and other fees) arising in connection with the preparation, execution, and delivery of this Amendment and all related documents.

     9. LIMITED EFFECT. In the event of a conflict between the terms and provisions of this Amendment and the terms and provisions of the Agreement, the terms and provisions of this Amendment shall govern. In all other respects, the Agreement, as amended and supplemented hereby, shall remain in full force and effect.

     10. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed to be an original. All such counterparts, taken together, shall constitute but one and the same Amendment. This Amendment shall become effective upon the execution of a counterpart of this Amendment by each of the parties hereto.



                  [remainder of page left blank intentionally]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first set forth above.


               ADVANCED MARKETING SERVICES, INC.,
               a Delaware corporation


               By:        /s/ Curt Smith
                  ----------------------------------------------------
                          Executive Vice President and
               Title:     Chief Financial Officer
                     -------------------------------------------------


               PUBLISHERS GROUP WEST INCORPORATED, a California corporation


               By:        /s/ Richard C. Freeze
                  ----------------------------------------------------
               Title:     President
                     -------------------------------------------------


               PUBLISHERS GROUP INCORPORATED,
               a California corporation


               By:        /s/ Curt Smith
                  ----------------------------------------------------
               Title:     Chief Financial Officer
                     -------------------------------------------------





              Amendment Number Five to Loan and Security Agreement

               WELLS FARGO FOOTHILL, INC.,
               a California corporation, as Agent and a Lender


               By:        /s/ Daniel Whitwer
                  ----------------------------------------------------
               Title:     Vice President
                     -------------------------------------------------



              Amendment Number Five to Loan and Security Agreement

          MARATHON STRUCTURED FINANCE FUND L.P.,
          a Lender


          By:        /s/ Gary Lembo
             ----------------------------------------------------
          Title:     Director
                -------------------------------------------------



              Amendment Number Five to Loan and Security Agreement